                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------

                             MARCH 1, 2001 (MARCH 1,
               2001) Date of Report (Date of Earliest Event Reported)

                                  PRIMEDIA INC.
               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                     1-11106                 13-3647573
 (State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
 Incorporation or Organization)                              Identification No.)

             745 Fifth Avenue
            New York, New York                                     10151
  (Address of Principal Executive Office)                       (Zip Code)

                                 (212) 745-0100
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



FORWARD-LOOKING STATEMENTS

     Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "may increase," "may fluctuate," and similar expressions or future or conditional verbs such as "will," "should," "would," and "could." These forward-looking statements involve risks and uncertainties including, but not limited to, global economic conditions and the performance of PRIMEDIA's businesses following the acquisition of About.com.

ITEM 5.  OTHER EVENTS.

     On February 28, 2001, PRIMEDIA Inc. and About.com, Inc. completed the merger of a newly formed, wholly owned subsidiary of PRIMEDIA with and into About.com, with About.com surviving as a wholly owned subsidiary of PRIMEDIA. About.com common stockholders will receive 2.3409 shares of PRIMEDIA's common stock for each share of About.com common stock that they own. The joint press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference in its entirety.

ITEM 7.  EXHIBITS.

           (c)      Exhibits.

                      EXHIBIT NO.      DESCRIPTION

99.1 Joint Press Release, dated February 28, 2001, issued by PRIMEDIA Inc. and About.com, Inc.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PRIMEDIA INC.


                                     By:    /s/ Beverly C. Chell
                                            -----------------------------------
                                            Name:  Beverly C. Chell
                                            Title: Vice Chairman and Secretary

Date:  March 1, 2001


                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION

99.1 Joint Press Release, dated February 28, 2001, issued by PRIMEDIA Inc. and About.com, Inc.